Exhibit 10.2

KAISER ALUMINUM CORPORATION

KEY EMPLOYEE SEVERANCE BENEFIT PLAN

1.
Introduction. This Kaiser Aluminum Corporation Key Employee Severance Benefit Plan (the “Plan”) was established by Kaiser Aluminum Corporation (the “Company”) on December 5, 2024 and amended and restated on August 12, 2026 (the “Effective Date”) to provide severance benefits to selected employees of the Company. The Plan is intended to be a top hat welfare benefit plan under ERISA.
2.
Definitions. For purposes of the Plan, the following terms are defined as follows:
(a)
“Board” means the Board of Directors of the Company.
(b)
“Business Combination” means a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation or entity, or other transaction.
(c)
“Cause” means (i) the Participant’s engaging in fraud, embezzlement, misconduct or any act of dishonesty with respect to the Company or its affiliates, (ii) the Participant’s habitual drug or alcohol use which impairs the ability of the Participant to perform the Participant’s duties with the Company or its affiliates, (iii) the Participant’s indictment with respect to, conviction of, or plea of guilty or no contest to, any felony, or other comparable crime under applicable local law (except, in any event, for motor vehicle violations not involving personal injuries to third parties or driving while intoxicated), or the Participant’s incarceration with respect to any of the foregoing that, in each case, impairs the Participant’s ability to continue to perform the Participant’s duties with the Company and its affiliates, or (iv) the Participant’s material breach of any written employment agreement or other agreement between the Company and the Participant, or of the Kaiser Aluminum Code of Business Conduct and Ethics or failure by the Participant to substantially perform the Participant’s duties for the Company which remains uncorrected or reoccurs after written notice has been delivered to the Participant demanding substantial performance and the Participant has had a reasonable opportunity to correct such breach or failure to perform.
(d)
“Change in Control” means the occurrence of any of the following events after the Effective Date:
(i)
The acquisition by any Person of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the then-outstanding Voting Stock of the Company; provided, however, that:
(A)
for purposes of this Plan the following acquisitions shall not constitute a Change in Control: (1) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors; (2) any acquisition of Voting Stock of the Company by the Company or any Subsidiary; (3) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the

Company or any Subsidiary; and (4) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of (iii) below;
(B)
if any Person acquires beneficial ownership of thirty-five percent (35%) or more of combined voting power of the then-outstanding Voting Stock of the Company as a result of a transaction described in clause (1) of (i)(A) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing one percent (1%) or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company in a transaction that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be deemed to constitute a Change in Control;
(C)
a Change in Control will not be deemed to have occurred if a Person acquires beneficial ownership of thirty-five percent (35%) or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing one percent (1%) or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company in a transaction that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; and
(D)
if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of thirty-five percent (35%) or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns less than thirty-five percent (35%) of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person’s acquisition;
(ii)
A majority of the Board members are not Incumbent Directors;
(iii)
The consummation of a Business Combination, unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including without limitation an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (other than the Company, such entity resulting from such Business Combination, any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination or any Person that immediately prior to such Business Combination owns, directly or indirectly, thirty-five percent (35%) or more of the Voting Stock of the Company so long as such Person does not at such time own, directly or indirectly, more than one percent (1%) of the securities of the other corporation or other entity involved in such Business Combination to be converted into or exchanged for shares of Voting Stock of the entity resulting from such Business Combination pursuant to such Business Combination) beneficially owns, directly or indirectly, thirty-five percent (35%) or more of the combined Voting Power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(iv)
The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of (iii) above.
(e)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(f)
“Disability” means total and permanent disability as a result of bodily injury, disease or mental disorder which results in the Participant’s entitlement to long-term disability benefits under the Company’s long-term disability plan or policy then in effect.
(g)
“Effective Date” has the meaning given to such term in Section 1.
(h)
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
(i)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
(j)
“Good Reason” means, without the Participant’s consent, the occurrence of any of the following events which is not cured by the Company within thirty (30) business days following the Participant’s written notice to the Company of the event constituting Good Reason; provided, however, that any such written notice received by the Company following the thirty (30) day period after the date on which the Participant first had knowledge of the occurrence of such event giving rise to Good Reason (or, in the case of multiple events, the latest to occur of such events) shall not be effective and the Participant shall be deemed to have waived the Participant’s right to terminate employment for Good Reason with respect to such event:
(i)
A demotion, reduction in title, reduction in position, authorities, duties or responsibilities, or a change in reporting responsibilities or reporting level, that is materially and adversely inconsistent with the Participant’s position, or the assignment of duties and/or responsibilities materially and adversely inconsistent with such position; provided, however, that the Company no longer being a publicly traded entity or having filed bankruptcy shall not by itself be Good Reason;
(ii)
Relocation of the Participant’s primary office location more than fifty (50) miles from the Participant’s current office location;
(iii)
A material breach by the Company of this Plan or any agreement between the Company and the Participant; or
(iv)
A material reduction in the Participant’s base salary or the Participant’s long-term or short-term incentive compensation opportunity or a material reduction in the Participant’s eligibility for participation in the Company’s benefit plans that is not commensurate with a similar reduction among senior executive employees.

Notwithstanding anything to the contrary in the Plan, in order to terminate employment with “Good Reason,” the Company must fail to cure the applicable event as described above and the Participant must terminate employment within ten (10) days following the end of the cure period (provided, however, that if such Good Reason event occurs upon or following a Change in Control, the Participant may terminate employment within twenty-four (24) months following the end of the cure period).

(k)
“Incumbent Directors” means the individuals who, as of the Effective Date, are members of the Board and any individual becoming a member of the Board subsequent to the Effective Date whose election, nomination for election by the shareholders, or appointment was approved by a vote of at least two-thirds (2/3) of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Board members or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.
(l)
“Involuntary Termination Without Cause” means a Participant’s involuntary termination of employment by the Company, resulting in a Separation from Service, for a reason other than death, Disability or Cause.
(m)
“Participant” means each individual who is employed by the Company and has received and returned a signed Participation Notice. Participants shall be limited to a select group of management or highly compensated employees within the meaning of Sections 201, 301, and 401 of ERISA.
(n)
“Participation Notice” means the latest notice delivered by the Company to a Participant informing such Participant that he or she is eligible to participate in the Plan, in substantially the form attached hereto as Exhibit A.

(o)
“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act.
(p)
“Plan Administrator” means the Board or any committee of the Board duly authorized to administer the Plan. The Plan Administrator may be, but is not required to be, the Compensation Committee of the Board (the “Compensation Committee”). The Board may, at any time, administer the Plan, in whole or in part, notwithstanding that the Board has previously appointed a committee to act as the Plan Administrator.
(q)
“Qualifying CIC Termination” means (i) an Involuntary Termination Without Cause, or (ii) a termination by the Participant for Good Reason, in either case, that occurs within ninety (90) days prior to or twenty-four (24) months after a Change in Control.
(r)
“Qualifying Non-CIC Termination” means (i) an Involuntary Termination Without Cause or (ii) a termination by the Participant for Good Reason.
(s)
“Qualifying Termination” means (i) a Qualifying CIC Termination or (ii) a Qualifying Non-CIC Termination.
(t)
“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect.
(u)
“Separation from Service” means a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h), without regard to any alternative definition.
(v)
“Severance Multiple” means (i) for a Participant who is the Chief Executive Officer of the Company (“CEO”), 2.50 in the event of a Qualifying CIC Termination and 2.00 in the event of a Qualifying Non-CIC Termination and (ii) for any other Participant, 2.00 in the event of a Qualifying CIC Termination and 1.00 in the event of a Qualifying Non-CIC Termination.
(w)
“Subsidiary” means a corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.
(x)
“Voting Stock” means securities entitled to vote generally in the election of members of the Board (or similar governing bodies).
3.
Eligibility for Benefits.
(a)
Eligibility; Exceptions to Benefits. Subject to the terms of the Plan, the Company will provide the benefits described in Section 4 to the affected Participant. A Participant will not receive benefits under the Plan (or will receive reduced benefits under the Plan) in the following circumstances, as determined by the Plan Administrator, in its sole discretion:

(i)
The Participant’s employment is terminated by either the Company or the Participant for any reason other than a Qualifying Termination.
(ii)
The Participant’s employment is terminated as a result of death or Disability.
(iii)
The Participant has not executed the Participation Notice or has breached any restrictive covenants contained in such Participation Notice.
(iv)
The Participant has failed to execute and allow to become effective the Release (as defined and described below) within sixty (60) days following the Participant’s Qualifying Termination.
(v)
The Participant has failed to return all Company Property. For this purpose, “Company Property” means all paper and electronic Company documents (and all copies thereof) created and/or received by the Participant during his or her period of employment with the Company and other Company materials and property that the Participant has in his or her possession or control, including, without limitation, Company files, notes, drawings, records, plans, forecasts, reports, studies, analyses, proposals, agreements, financial information, research and development information, sales and marketing information, operational and personnel information, specifications, code, software, databases, computer-recorded information, tangible property and equipment (including, without limitation, leased vehicles, computers, computer equipment, software programs, facsimile machines, mobile telephones, servers), credit and calling cards, entry cards, identification badges and keys, and any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof, in whole or in part). As a condition to receiving benefits under the Plan, a Participant must not make or retain copies, reproductions or summaries of any such Company documents, materials or property. However, a Participant is not required to return his or her personal copies of documents evidencing the Participant’s hire, termination, compensation, benefits, equity incentive awards and any other documentation received as a stockholder of the Company.
(b)
Relation to Other Agreements and/or Plans. This Plan, including the Participant’s signed Participation Notice, sets forth his or her entire rights to receive severance. By accepting participation in this Plan, the Participant irrevocably waives his or her rights to any severance benefits to which the Participant may be entitled pursuant to any offer letter, employment agreement, severance agreement or any other similar agreement with the Company, or any other Company benefit plan, that is in effect on the date he or she signs the Participation Notice, other than any acceleration of vesting benefits on a change in control transaction or in connection with a termination as provided under the Company’s equity incentive plans, in each case to the extent expressly provided in the applicable plan document or governing award agreement.
(c)
Termination of Benefits; Clawback. A Participant’s right to receive benefits under the Plan will terminate immediately if, at any time prior to or during the period for which the Participant is receiving benefits under the Plan, the Participant, without the prior written approval of the Plan Administrator, willfully breaches a material provision of (i) any restrictive covenants (including any obligations of confidentiality, non-solicitation, non-disparagement, no conflicts or non-competition) set forth in the Participation Notice or in any other agreement between the Participant and the Company or (ii) the Release (as defined in Section 5(a) below) (a “Breach”). In addition, the Company, in its sole and absolute discretion, may require such Participant to repay to the Company all or a portion of any benefits paid to such Participant under this Plan prior to such Breach to the fullest extent permitted by law, and if the Company requires such repayment, the Participant shall repay such amounts to the Company within thirty (30) days of the Company’s demand.
4.
Payments and Benefits. Except as may otherwise be provided in the Participant’s Participation Notice, in the event of a Qualifying Termination, the Company will provide the payments and benefits described in this Section 4, subject to the terms of the Plan.
(a)
Cash Severance.
(i)
Qualifying Non-CIC Termination. In the event of a Qualifying Non-CIC Termination, the Participant will be entitled to receive (A) the product of (1) the Severance Multiple and (2) the sum of (i) the Participant’s annual base salary in effect immediately prior to the Participant’s Separation from Service, and (ii) the Participant’s most recent short-term incentive target, to be paid in a lump sum within five (5) business days after the Participant’s Release becomes effective, and (B) a prorated portion of the Participant’s short-term incentive award for the year in which the Separation from Service occurs, calculated based on actual performance and prorated by multiplying such amount that would have been earned by a fraction, the numerator of which is the number of days from January 1 until the Participant’s Separation from Service and the denominator of which is 365, to be paid no later than March 15th of the year following the year of the Participant’s Separation from Service.
(ii)
Qualifying CIC Termination. In the event of a Qualifying CIC Termination, the Participant will be entitled to receive (A) the product of (1) the Severance Multiple and (2) the sum of (i) the Participant’s annual base salary in effect immediately prior to the Participant’s Separation from Service (or, if higher, the Participant’s annual base salary in effect within the six (6) months preceding a Change in Control), and (ii) the Participant’s most recent short-term incentive target, and (B) a prorated portion of the Participant’s short-term incentive award for the year in which the Separation from Service occurs, calculated based on achievement of a target level of performance and prorated by multiplying such amount that would have been earned by a fraction, the numerator of which is the number of days from January 1 until the Participant’s Separation from Service and the denominator of which is 365. Such amounts will be paid in a lump sum within five (5) business days after the Participant’s Release becomes effective.
(b)
COBRA. If the Participant timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (together with any state law of similar effect, “COBRA”), the Company shall reimburse the Participant for a portion of the Participant’s COBRA payments (provided such reimbursement does not result in any taxes or penalties for the Company) on a monthly basis in an amount equal to the difference between (i) the Participant’s COBRA premium amount and (ii) the amount the Participant was required to pay as a monthly premium for participation in such plan immediately prior to such Qualifying Termination until the earlier of (A) the Participant’s eligibility for any such coverage under another employer’s or any other medical plan, or (B) (x) for a Participant who is CEO, twenty-four (24) months following a

Qualifying Non-CIC Termination, and for any other Participant, twelve (12) months following a Qualifying Non-CIC Termination or (y) for a Participant who is CEO, thirty (30) months following a Qualifying CIC Termination, and for any other Participant, twenty-four (24) months following a Qualifying CIC Termination (the “COBRA Payment Period”). The Company shall make any such reimbursement within thirty (30) days following receipt of evidence from the Participant of the Participant’s payment of the COBRA premium. However, if the Participant is no longer eligible for COBRA or the Company determines that reimbursement of COBRA premiums would result in taxes or penalties to the Company, the Company will instead pay the Participant, on the first day of each month of the remainder of the COBRA Payment Period, a fully taxable cash payment equal to the COBRA Payment for that month, subject to tax withholdings and deductions. In all cases, if the Participant becomes eligible for coverage under another employer’s medical plan or otherwise ceases to be eligible for COBRA during the COBRA Payment Period, the Participant must immediately notify the Company of such event. No payments under this Section 4(b) will be made until the Release described in Section 5(a) has become effective, and any payment made pursuant to this Section 4(b) that is not made following the Participant’s Qualifying Termination because the Release described in Section 5(a) has not yet become effective in accordance with its terms shall be paid to the Participant in a single lump sum on the first payroll date after the date on which such Release becomes effective.
5.
Additional Requirements.
(a)
Release. To be eligible to receive any benefits under the Plan, (i) a Participant must sign a written release and waiver, to the fullest extent allowable under applicable law and in a form reasonably acceptable to the Company, of all claims, demands, suits, actions, causes of action, damages and rights against the Company and its affiliates whatsoever which the Participant may have had on account of the termination of the Participant’s employment, including, without limitation, claims of discrimination, including on the basis of sex, race, age, national origin, religion or handicapped status, and any and all claims, demands and causes of action for severance or other termination pay (the “Release”), and (ii) such Release must become effective in accordance with its terms, in each case within sixty (60) days following the Qualifying Termination. The Release shall not, however, apply to the obligations of the Company arising under this Plan, any claim that cannot be waived by law, any indemnification agreement between the Participant and the Company or any rights to indemnification the Participant may have under the Company’s Articles of Incorporation (or comparable charter document) or by statute, or any rights the Participant may have under any retirement plans, equity award agreements, or to COBRA continuation coverage.
(b)
Certain Reductions. The Plan Administrator will reduce a Participant’s benefits under the Plan by any other statutory severance obligations or severance obligations (including pay in lieu of notice) payable to the Participant by the Company (or any successor thereto) that are due in connection with the Participant’s Qualifying Termination and that are in the same form as the benefits provided under the Plan (e.g., salary or bonus replacement, health insurance coverage) to the extent such reduction does not result in a failure to comply with Section 409A. Without limitation, this reduction includes a reduction for any benefits required pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act (the “WARN Act”), (ii) any Company policy or practice providing for the Participant to remain on the payroll for a limited period of time after being given notice of the termination of the Participant’s employment, and (iii) any required salary continuation, notice pay, statutory severance payment or other payments required by local law, as a result of the Qualifying Termination. The benefits provided under the Plan are intended to satisfy, to the greatest extent possible, and not to provide benefits duplicative of, any and all statutory and contractual obligations of the Company in respect of the form of benefits provided under the Plan that may arise out of a Qualifying Termination, and the Plan Administrator will so construe and implement the terms of the Plan. Reductions will be applied on a retroactive basis, with benefits previously provided being recharacterized as benefits pursuant to the Company’s statutory or other contractual obligations. The payments pursuant to the Plan are in addition to, and not in lieu of, any accrued but unpaid salary, bonuses or employee welfare benefits to which a Participant is entitled for the period ending with the Participant’s Qualifying Termination.
(c)
Mitigation. Except as otherwise specifically provided in the Plan, a Participant will not be required to mitigate damages or the amount of any payment provided under the Plan by seeking other employment or otherwise, nor will the amount of any payment provided for under the Plan be reduced by any compensation earned by a Participant as a result of employment by another employer or any retirement benefits received by such Participant after the date of the Participant’s termination of employment with the Company.
(d)
Indebtedness of Participants. If a Participant is indebted to the Company on the effective date of his or her Qualifying Termination, the Company reserves the right to offset the payment of any benefits under the Plan by the amount of such indebtedness to the extent such offset does not result in a failure to comply with Section 409A. Such offset will be made in accordance with all applicable laws. The Participant’s execution of the Participation Notice constitutes knowing written consent to the foregoing.
(e)
Parachute Payments. Notwithstanding any provision of the Plan to the contrary, if any amount or benefit to be paid or provided under the Plan would be an “Excess Parachute Payment” within the meaning of Section 280G of the Code but for the application of this sentence, then the payments and benefits to be paid or provided under the Plan will be reduced to the minimum extent necessary (but in no event to less than zero (0)) so that no portion of any such payment or benefit, as so reduced, constitutes an Excess Parachute Payment; provided, however, that the foregoing reduction will be made only if, and to the extent that, such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after-tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, any tax imposed by any comparable provision of state law, and any applicable federal, state and local income and employment taxes). The fact that a Participant’s right to payments or benefits may be reduced by reason of the limitations contained in this Section 5(e) will not of itself limit or otherwise affect any other rights of a Participant other than pursuant to the Plan. In the event that any payment or benefit intended to be provided under the Plan or otherwise is required to be reduced pursuant to this Section 5(e), the Company will effect such reduction by first reducing the payment described in clause (a) of Section 4, and then, to the extent necessary, reducing the benefits described in clause (b) of Section 4 in the sequence listed in such Section. All computations and determinations relevant to this Section 5(e) shall be made by an independent accounting firm selected and reimbursed by the Company (the “Accounting Firm”), subject to the Participant’s consent (not to be unreasonably withheld), which firm may be the Company’s accountants. If the Accounting Firm determines that any amounts are Excess Parachute Payments, the Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations both to the Company and the Participant by no later than ten (10) days following its Determination, if applicable, or such earlier time as is requested by the Company or the Participant (if the Participant reasonably believes that any amounts are Excess Parachute Payments). If the Accounting Firm determines that no amounts are Excess Parachute Payments, it shall furnish the Participant and the Company with a written statement that such Accounting Firm has so concluded that no excise tax is payable (including the reasons therefor) and that the Participant has substantial authority not to report any excise tax on the Participant’s federal income tax. The Company and the Participant shall furnish to the Accounting Firm such information and documents as the Accounting Firm may reasonably request in order to make a determination hereunder. The Accounting Firm shall be required to provide its Determination within sixty (60) days after the date of a Participant’s termination, and the Company shall be responsible for any income tax, penalty or interest liability incurred as a result of delay by the Accounting Firm. The Accounting Firm shall make its Determination on the basis of substantial authority and shall provide opinions to that effect to both the Company and the Participant upon the request of either of them.
6.
Tax Matters.
(a)
Application of Section 409A. It is intended that all of the benefits provided under the Plan satisfy, to the greatest extent possible, the exemptions from the application of Section 409A provided under Treasury Regulations Sections 1.409A-1(b)(4) and 1.409A-1(b)(9), and the Plan will be construed to the greatest extent possible as consistent with those provisions. To the extent not so exempt, the Plan (and any definitions in the Plan) will be construed in a manner that complies with Section 409A and incorporates by reference all required definitions and payment terms. For purposes of Section 409A (including, without limitation, for purposes of Treasury Regulations Section 1.409A-2(b)(2)(iii)), each payment under the Plan will be treated as a right to receive a separate and distinct payment. Notwithstanding anything to the contrary in this Plan, if the Participant is deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of a Separation from Service, such payment or benefit shall not be made or provided until the date which is the earlier of (i) the expiration of the six (6)-month period measured from the date of such Separation from Service of the Participant, and (ii) the date of the Participant’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 6 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Participant in a lump sum, and any remaining payments and benefits due under the Plan shall be paid or provided in accordance with the normal payment dates specified for them herein. In no event, however, shall this Section 6 or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan, and the Company shall have no responsibility for tax consequences to the Participant (or the Participant’s beneficiary) resulting from the terms or operation of this Plan.
(b)
Withholding. All payments and benefits under the Plan will be subject to all applicable deductions and withholdings, including, without limitation, obligations to withhold for federal, state, provincial, foreign and local income and employment taxes.

(c)
Tax Advice. By becoming a Participant in the Plan, the Participant agrees to review with the Participant’s own tax advisors the federal, state, provincial, local and foreign tax consequences of participation in the Plan. The Participant will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) will be responsible for his or her own tax liability that may arise as a result of becoming a Participant in the Plan, and the Company shall not be obligated to guarantee any particular tax result for the Participant with respect to any payment provided hereunder.
7.
Reemployment. In the event of a Participant’s reemployment by the Company during the period of time in respect of which severance benefits have been provided, any continuing payments will cease immediately, and the Company, in its sole and absolute discretion, may require such Participant to repay to the Company all or a portion of such severance benefits as a condition of reemployment.
8.
Clawback; Recovery. All payments and severance benefits provided under the Plan will be subject to recoupment in accordance with any clawback policy of the Company, including any clawback policy that the Company has adopted pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason,” or any similar term under any plan of or agreement with the Company.
9.
Right to Interpret Plan; Amendment or Termination.
(a)
Exclusive Discretion. The Plan Administrator will have the exclusive discretion and authority to establish rules, forms and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, without limitation, the eligibility to participate in the Plan, the amount of benefits paid under the Plan and any adjustments that need to be made in accordance with the laws applicable to a Participant. The rules, interpretations, computations and other actions of the Plan Administrator will be binding and conclusive on all persons.
(b)
Amendment or Termination. The Company reserves the right to amend or terminate the Plan, any Participation Notice issued pursuant to the Plan or the benefits provided hereunder at any time; provided, however, that if such amendment or termination will apply to any Participant who would be adversely affected by such amendment or termination, the Company must obtain any affected Participant’s written consent to such amendment or termination. Any action amending or terminating the Plan or any Participation Notice will be in writing and executed by a duly authorized officer of the Company.
10.
No Implied Employment Contract. The Plan will not be deemed (a) to give any employee or other person any right to be retained in the employ of the Company, or (b) to interfere with the right of the Company to discharge any employee or other person at any time, with or without cause, which right is hereby reserved.

11.
Legal Construction. The Plan will be governed by and construed under the laws of the State of Tennessee (without regard to principles of conflict of laws), except to the extent preempted by ERISA.
12.
Claims, Inquiries and Appeals.
(a)
Applications For Benefits And Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative). The Plan Administrator is the Company.
(b)
Denial of Claims. In the event that any application for benefits is denied, in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application and of the applicant’s right to review the denial. Any electronic notice will comply with the regulations of the U.S. Department of Labor. The notice of denial will be set forth in a manner designed to be understood by the applicant and will include the following:
(i)
the specific reason or reasons for the denial;
(ii)
references to the specific Plan provisions upon which the denial is based;
(iii)
a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and
(iv)
an explanation of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described in Section 12(d).

The notice of denial will be given to the applicant within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90) day period.

The notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.

(c)
Request for a Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied. A request for a review will be in writing and will be addressed to:

Kaiser Aluminum Corporation
Attn: Compensation Committee
1550 West McEwen Drive, Suite 500

Franklin, Tennessee 37067

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The applicant (or his or her representative) will have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim. The applicant (or his or her representative) will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim. The review will take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(d)
Decision on Review. The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60) day period. This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review. The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant. Any electronic notice will comply with the regulations of the U.S. Department of Labor. In the event that the Plan Administrator confirms the denial of the application for benefits, in whole or in part, the notice will set forth, in a manner designed to be understood by the applicant, the following:
(i)
the specific reason or reasons for the denial;
(ii)
references to the specific Plan provisions upon which the denial is based;
(iii)
a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and
(iv)
a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA.
(e)
Rules and Procedures. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at the applicant’s own expense.
(f)
Exhaustion Of Remedies. No legal action for benefits under the Plan may be brought until the applicant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12(a), (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c), and (iv) has been notified that the Plan Administrator has denied the appeal. Notwithstanding the foregoing, if the Plan Administrator does not respond to an applicant’s claim or appeal within the relevant time limits specified in this

Section 12, the applicant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA.
13.
Basis of Payments to and from the Plan. All benefits under the Plan will be paid by the Company. The Plan will be unfunded, and benefits hereunder will be paid only from the general assets of the Company.
14.
General Provisions.
(a)
Plan Document Controls. In the event of any inconsistency between this Plan document and any other communication regarding this Plan, this Plan document controls.
(b)
Notices. Any notice, demand or request required or permitted to be given by either the Company or a Participant pursuant to the terms of the Plan will be in writing and will be deemed given when delivered personally, when received electronically (including email addressed to the Participant’s Company email account and to the Company email account of the Company’s Chairman of the Compensation Committee), or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties, in the case of the Company, at the address set forth in Section 12(c), in the case of a Participant, at the address as set forth in the Company’s employment file maintained for the Participant as previously furnished by the Participant or such other address as a party may request by notifying the other in writing.
(c)
Transfer and Assignment. The rights and obligations of a Participant under the Plan may not be transferred or assigned without the prior written consent of the Company. The Plan will be binding upon any surviving entity resulting from a Change in Control and upon any other person who is a successor by merger, acquisition, consolidation or otherwise to the business formerly carried on by the Company without regard to whether or not such person or entity actively assumes the obligations hereunder. Notwithstanding the foregoing, on a Participant’s death, any vested amounts owed to such Participant will be paid to his or her estate.
(d)
Waiver. Any party’s failure to enforce any provision or provisions of the Plan will not, in any way, be construed as a waiver of any such provision or provisions, nor prevent any party from thereafter enforcing each and every other provision of the Plan. The rights granted to the parties herein are cumulative and will not constitute a waiver of any party’s right to assert all other legal remedies available to it under the circumstances.
(e)
Severability. Should any provision of the Plan be declared or determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.
(f)
Section Headings. Section headings in the Plan are included only for convenience of reference and will not be considered part of the Plan for any other purpose.

Exhibit A

KAISER ALUMINUM CORPORATION

Key Employee Severance Benefit Plan
Participation Notice

To: ________________________

Date: _______________________

Kaiser Aluminum Corporation (the “Company”) has adopted the Kaiser Aluminum Corporation Key Employee Severance Benefit Plan (the “Plan”). The Company is providing you this Participation Notice to inform you that you have been designated as a Participant in the Plan. A copy of the Plan document is attached to this Participation Notice. The terms and conditions of your participation in the Plan are as set forth in the Plan and this Participation Notice, which together constitute the Summary Plan Description for the Plan. By accepting participation, you represent that you have either consulted your personal tax or financial planning advisor about the tax consequences of your participation in the Plan, or you have knowingly declined to do so.

[You specifically acknowledge and agree that your participation in the Plan supersedes and completely replaces (1) your Amended and Restated Severance Agreement / Change in Control Agreement with the Company and (2) your participation in the Company’s Salaried Severance Plan.]

Notwithstanding any other provision of the Plan, in addition to having the right to terminate your employment with the Company for Good Reason for the events described in Sections 2(j)(i)-(iv) of the Plan, you will also have the right to terminate your employment with the Company for Good Reason in the event that the Company amends or terminates the Plan or this Participation Notice in a manner that adversely affects you (such adverse amendment or termination, an “Adverse Change”). All other provisions and requirements with respect to a termination for Good Reason under the Plan (including the applicable notice and cure periods and other process requirements set forth in such definition) shall apply if you intend to terminate your employment due to an Adverse Change. In the event you terminate your employment with the Company for Good Reason due to an Adverse Change, then you shall be entitled to receive the severance benefits under the Plan as if you had terminated employment with the Company for Good Reason immediately prior to such Adverse Change. For the avoidance of doubt, this paragraph shall survive a termination of the Plan.

By signing this Participation Notice and accepting participation in the Plan, you hereby agree to the following restrictive covenants:

1.
Acknowledgements and Agreements. You hereby acknowledge and agree that, in the performance of your duties to the Company, you will be brought into frequent contact with existing and potential customers of the Company throughout the world. You also agree that trade secrets and confidential information of the Company, more fully described below, gained by you during your association with the Company, have been developed by the Company through substantial expenditures of time, effort and money and constitute valuable and unique property of the Company. You further understand and agree that the foregoing makes it necessary for the protection of the Company’s business that you not compete with the Company during the period of your employment with the Company and not compete with the Company for a reasonable period thereafter, as further provided in the following paragraphs.
2.
Covenants.
(a)
Covenants During Employment. While employed by the Company, you will not compete with the Company anywhere in the world. In accordance with this restriction, but without limiting its terms, while employed by the Company, you will not:
(i)
enter into or engage in any business which competes with the Company’s Business;

(ii)
solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with, the Company’s Business;

(iii)
divert, entice or otherwise take away any customers, business, patronage or orders of the Company or attempt to do so; or

(iv)
promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business.

(b)
Covenants Following Termination. During the Restriction Period, you will not:
(i)
enter into or engage in any business which competes with the Company’s Business within the Restricted Territory;

(ii)
solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business, wherever located, that competes with, the Company’s Business within the Restricted Territory;

(iii)
divert, entice or otherwise take away any customers, business, patronage or orders of the Company within the Restricted Territory, or attempt to do so; or

(iv)
promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business within the Restricted Territory.

For purposes of this Participation Notice, the “Restriction Period” means (i) a period of one (1) year following the termination of your employment, if such termination is any type of termination other than a Qualifying CIC Termination; or (ii) a period of two (2) years following the termination of your employment, if such termination is a Qualifying CIC Termination.

3.
Indirect Competition. You will be in violation of the foregoing covenants if you engage in any or all of the activities set forth therein directly as an individual on your own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation in which you or your spouse, child or parent owns, directly or indirectly, individually or in the aggregate, more than five percent (5%) of the outstanding stock.
4.
Company. For the purposes of paragraphs 2, 5 and 6, the Company shall include any and all direct and indirect subsidiary, parent, affiliated, or related companies of the Company for which you worked, had responsibility, or had access to confidential information at the time of termination of your employment and at any time during the two (2)-year period prior to such termination.
5.
The Company’s Business. For the purposes hereof, the “Company’s Business” means the production and sale of semi-fabricated specialty aluminum products, including value-added plate, sheet, coil, extrusions, rod, bar, tube and wire products, delivering highly-engineered solutions for aerospace and high-strength, packaging, general engineering, custom automotive extrusions and other industrial applications and any other business that the Company conducts as evidenced on the Company’s website or marketing materials of the Company.
6.
Restricted Territory. For the purposes of paragraph 2, the “Restricted Territory” shall mean: (i) the geographic area(s) within a fifty (50)-mile radius of any and all Company locations in, to, or for which you worked, or to which you were assigned or had any responsibility (either direct or supervisory) at the time of your termination of employment and at any time during the two (2)-year period prior to such termination, (ii) the United States and each of the other countries that has a Company location for which you had a direct/supervisory role, and (iii) all of the specific customer accounts, whether within or outside of the geographic areas described in (i) and (ii) above, with which you had any contact or for which you had any responsibility (either direct or supervisory) at the time of termination of your employment and at any time during the two (2)-year period prior to such termination.
7.
Extension. If it shall be judicially determined that you have violated any of your obligations under paragraph 2, then the period applicable to each obligation that you shall have been determined to have violated shall automatically be extended by a period of time equal in length to the period during which such violation(s) occurred.
8.
Non-Solicitation. You will not, directly or indirectly, at any time during the period of your employment or during the Restriction Period, attempt to disrupt, damage, impair or interfere with the Company’s business by raiding any of the Company’s employees or soliciting any of them to resign from their employment by the Company, or by disrupting the relationship between the Company and any of its consultants, agents, representatives or vendors. You acknowledge that this covenant is necessary to enable the Company to maintain a stable workforce and remain in business.

9.
Confidential Information.
(a)
You will keep in strict confidence, and will not, directly or indirectly, at any time, during or after your employment with the Company, disclose, furnish, disseminate, make available or, except in the course of performing your duties of employment, use any trade secrets or confidential business and technical information of the Company or its customers or vendors, without limitation as to when or how you may have acquired such information. Such confidential information is material that is not generally available to the public and shall include, without limitation, the Company’s unique selling, manufacturing and servicing methods and business techniques, training, service and business manuals, promotional materials, training courses and other training and instructional materials, vendor and product information, employee evaluations and employee performance information, customer and prospective customer lists, other customer and prospective customer information and other business information. You specifically acknowledge that all such confidential information, whether reduced to writing, maintained on any form of electronic media, or maintained in your mind or memory and whether compiled by the Company, and/or you, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and use of such information by you during your employment with the Company (except in the course of performing your duties and obligations to the Company) or after the termination of your employment shall constitute a misappropriation of the Company’s trade secrets. Your obligations in this paragraph with regard to (i) trade secrets will continue for so long as such information remains trade secrets under applicable law and (ii) the Company’s confidential information will continue for ten (10) years following your termination of employment from the Company. Nothing in the Plan prevents you from providing, without prior notice to the Company, information to governmental or administrative authorities regarding possible violations of law or otherwise testifying or participating in any investigation or proceeding by any governmental or administrative authorities regarding possible violations of law.

(b)
The U.S. Defend Trade Secrets Act of 2016 (“DTSA”) provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the DTSA provides that an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (x) files any document containing the trade secret under seal and (y) does not disclose the trade secret, except pursuant to court order.

10.
Discoveries and Inventions; Work Made for Hire.
(a)
You agree that upon conception and/or development of any idea, discovery, invention, improvement, software, writing or other material or design that: (A) relates to the business of the Company, or (B) relates to the Company’s actual or demonstrably anticipated research or development, or (C) results from any work performed by you for the Company, you do hereby assign to the Company the entire right, title and interest in and to any such idea, discovery, invention, improvement, software, writing or other material or design. You have no obligation to assign any idea, discovery, invention, improvement, software, writing or other material or design that you conceive and/or develop entirely on your own time without using the Company’s equipment, supplies, facilities, or trade secret information unless the idea, discovery, invention, improvement, software, writing or other material or design: (x) relates to the business of the Company, or (y) relates to the Company’s actual or demonstrably anticipated research or development, or (z) results from any work performed by you for the Company. You agree that any idea, discovery, invention, improvement, software, writing or other material or design that relates to the business of the Company or relates to the Company’s actual or demonstrably anticipated research or development which is conceived or suggested by you, either solely or jointly with others, within one (1) year following termination of your employment with the Company shall be presumed to have been so made, conceived or suggested in the course of such employment with the use of the Company’s equipment, supplies, facilities, and/or trade secrets.

(b)
In order to determine your rights and the rights of and the Company in any idea, discovery, invention, improvement, software, writing or other material or design, and to insure the protection of the same, you agree that during your employment, and for one (1) year after termination of your employment with the Company, you will disclose immediately and fully to the Company any idea, discovery, invention, improvement, software, writing or other material or design conceived, made or developed by you solely or jointly with others. The Company agrees to keep any such disclosures confidential. You also agree to record descriptions of all work in the manner directed by the Company and agree that all such records and copies, samples and experimental materials will be the exclusive property of the Company. You agree that at the request of and without charge to the Company, but at the Company’s expense, you will execute a written assignment of the idea, discovery, invention, improvement, software, writing or other material or design to the Company and will assign to the Company any application for letters patent or for trademark registration made thereon, and to any common-law or statutory copyright therein; and that you will do whatever may be necessary or desirable to enable the Company to secure any patent, trademark, copyright, or other property right therein in the United States and in any foreign country, and any division, renewal, continuation, or continuation in part thereof, or for any reissue of any patent issued thereon. In the event the Company is unable, after reasonable effort, and in any event after ten (10) business days, to secure your signature on a written assignment to the Company of any application for letters patent or to any common-law or statutory copyright or other property right therein, whether because of your physical or mental incapacity or for any other reason whatsoever, you irrevocably designate and appoint the Corporate Secretary of the Company as your attorney-in-fact to act on your behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, copyright or trademark.

(c)
You acknowledge that, to the extent permitted by law, all work papers, reports, documentation, drawings, photographs, negatives, tapes and masters therefor, prototypes and other materials (hereinafter, “items”), including, without limitation, any and all such items generated and maintained on any form of electronic media, generated by you during your employment with the Company shall be considered a “work made for hire” and that ownership of any and all copyrights in any and all such items shall belong to the Company.

11.
Governing Law. This Participation Notice shall be governed by, and construed in accordance with, the internal, substantive laws of the State of Tennessee.

Please return to the Company a copy of this Participation Notice signed by you. Please retain a copy of this Participation Notice, along with the Plan document, for your records.

KAISER ALUMINUM CORPORATION

Name:

Date:

Acknowledged and agreed by the Participant:

Name:

Date:

KAISER ALUMINUM CORPORATION

Key Employee Severance Benefit Plan
Participation Notice

(California)

To: ________________________

Date: _______________________

Kaiser Aluminum Corporation (the “Company”) has adopted the Kaiser Aluminum Corporation Key Employee Severance Benefit Plan (the “Plan”). The Company is providing you this Participation Notice to inform you that you have been designated as a Participant in the Plan. A copy of the Plan document is attached to this Participation Notice. The terms and conditions of your participation in the Plan are as set forth in the Plan and this Participation Notice, which together constitute the Summary Plan Description for the Plan. By accepting participation, you represent that you have either consulted your personal tax or financial planning advisor about the tax consequences of your participation in the Plan, or you have knowingly declined to do so.

[You specifically acknowledge and agree that your participation in the Plan supersedes and completely replaces (1) your Amended and Restated Severance Agreement / Change in Control Agreement with the Company and (2) your participation in the Company’s Salaried Severance Plan.]

Notwithstanding any other provision of the Plan, in addition to having the right to terminate your employment with the Company for Good Reason for the events described in Sections 2(j)(i)-(iv) of the Plan, you will also have the right to terminate your employment with the Company for Good Reason in the event that the Company amends or terminates the Plan or this Participation Notice in a manner that adversely affects you (such adverse amendment or termination, an “Adverse Change”). All other provisions and requirements with respect to a termination for Good Reason under the Plan (including the applicable notice and cure periods and other process requirements set forth in such definition) shall apply if you intend to terminate your employment due to an Adverse Change. In the event you terminate your employment with the Company for Good Reason due to an Adverse Change, then you shall be entitled to receive the severance benefits under the Plan as if you had terminated employment with the Company for Good Reason immediately prior to such Adverse Change. For the avoidance of doubt, this paragraph shall survive a termination of the Plan.

By signing this Participation Notice and accepting participation in the Plan, you hereby agree to the following restrictive covenants:

1.
Acknowledgements and Agreements. You hereby acknowledge and agree that, in the performance of your duties to the Company, you will be brought into frequent contact with existing and potential customers of the Company throughout the world. You also agree that trade secrets and confidential information of the Company, more fully described below, gained by you during your association with the Company, have been developed by the Company through substantial expenditures of time, effort and money and constitute valuable and unique property of the Company. You further understand and agree that the foregoing makes it necessary for the protection of the Company’s business that you not compete with the Company during the period of your employment with the Company, as further provided in the following paragraphs.
2.
Covenants. While employed by the Company, you will not compete with the Company anywhere in the world. In accordance with this restriction, but without limiting its terms, while employed by the Company, you will not:
(a)
enter into or engage in any business which competes with the Company’s Business;

(b)
solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with, the Company’s Business;

(c)
divert, entice or otherwise take away any customers, business, patronage or orders of the Company or attempt to do so; or

(d)
promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business.

3.
Indirect Competition. You will be in violation of the foregoing covenants if you engage in any or all of the activities set forth therein directly as an individual on your own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation in which you or your spouse, child or parent owns, directly or indirectly, individually or in the aggregate, more than five percent (5%) of the outstanding stock.
4.
Company. For the purposes of paragraphs 2 and 5, the Company shall include any and all direct and indirect subsidiary, parent, affiliated, or related companies of the Company for which you worked, had responsibility, or had access to confidential information at the time of termination of your employment and at any time during the two (2)-year period prior to such termination.
5.
The Company’s Business. For the purposes hereof, the “Company’s Business” means the production of semi-fabricated specialty aluminum products, including value-added plate, sheet, coil and extruded products, delivering highly-engineered solutions for aerospace and high-strength, packaging, general engineering, custom automotive and other industrial applications and any other business that the Company conducts as evidenced on the Company’s website or marketing materials of the Company.
6.
Non-Solicitation. You will not, directly or indirectly, at any time during the period of your employment or within one (1) year thereafter, attempt to disrupt, damage, impair or interfere with the Company’s business by using the confidential information or trade secrets of the Company to solicit Company employees to resign from their employment by the Company, or by disrupting the relationship between the Company and any of its consultants, agents, representatives or vendors. You acknowledge that this covenant is necessary to enable the Company to maintain a stable workforce and remain in business.
7.
Confidential Information.
(a)
You will keep in strict confidence, and will not, directly or indirectly, at any time, during or after your employment with the Company, disclose, furnish, disseminate, make available or, except in the course of performing your duties of employment, use any trade secrets or confidential business and technical information of the Company or its customers or vendors, without limitation as to when or how you may have acquired such information. Such confidential information is material that is not generally available to the public and shall include, without limitation, the Company’s unique selling, manufacturing and servicing methods and business techniques, training, service and business manuals, promotional materials, training courses and other training and instructional materials, vendor and product information, employee evaluations and employee performance information, customer and prospective customer lists, other customer and prospective customer information and other business information. You specifically acknowledge that all such confidential information, whether reduced to writing, maintained on any form of electronic media, or maintained in your mind or memory and whether compiled by the Company, and/or you, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and use of such information by you during your employment with the Company (except in the course of performing your duties and obligations to the Company) or after the termination of your employment shall constitute a misappropriation of the Company’s trade secrets. Your obligations in this paragraph with regard to (i) trade secrets will continue for so long as such information remains trade secrets under applicable law and (ii) the Company’s confidential information will continue for ten (10) years following your termination of employment from the Company. Nothing in the Plan prevents you from providing, without prior notice to the Company, information to governmental or administrative authorities regarding possible violations of law or otherwise testifying or participating in any investigation or proceeding by any governmental or administrative authorities regarding possible violations of law.

(b)
The U.S. Defend Trade Secrets Act of 2016 (“DTSA”) provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the DTSA provides that an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (x) files any document containing the trade secret under seal and (y) does not disclose the trade secret, except pursuant to court order.

(c)
Nothing in this Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination, or any other conduct that you have reason to believe is unlawful. Additionally, nothing in this Agreement precludes you from disclosing factual information regarding acts of sexual assault, sexual harassment, sex discrimination, failure to prevent work place harassment or discrimination based on sex, retaliation for reporting harassment or discrimination based on sex, or any other information specified in California Code of Civil Procedure § 1001.

8.
Discoveries and Inventions; Work Made for Hire.
(a)
You agree that upon conception and/or development of any idea, discovery, invention, improvement, software, writing or other material or design that: (A) relates to the business of the Company, or (B) relates to the Company’s actual or demonstrably anticipated research or development, or (C) results from any work performed by you for the Company, you do hereby assign to the Company the entire right, title and interest in and to any such idea, discovery, invention, improvement, software, writing or other material or design. You have no obligation to assign any idea, discovery, invention, improvement, software, writing or other material or design that you conceive and/or develop entirely on your own time without using the Company’s equipment, supplies, facilities, or trade secret information unless the idea, discovery, invention, improvement, software, writing or other material or design: (x) relates to the business of the Company, or (y) relates to the Company’s actual or demonstrably anticipated research or development, or (z) results from any work performed by you for the Company. This Participation Notice does not require assignment of an invention that qualifies fully for protection under Section 2870 of the California Labor Code. You agree that any idea, discovery, invention, improvement, software, writing or other material or design that relates to the business of the Company or relates to the Company’s actual or demonstrably anticipated research or development which is conceived or suggested by you, either solely or jointly with others, within one (1) year following termination of your employment with the Company shall be presumed to have been so made, conceived or suggested in the course of such employment with the use of the Company’s equipment, supplies, facilities, and/or trade secrets.

(b)
In order to determine your rights and the rights of and the Company in any idea, discovery, invention, improvement, software, writing or other material or design, and to insure the protection of the same, you agree that during your employment, and for one (1) year after termination of your employment with the Company, you will disclose immediately and fully to the Company any idea, discovery, invention, improvement, software, writing or other material or design conceived, made or developed by you solely or jointly with others. The Company agrees to keep any such disclosures confidential. You also agree to record descriptions of all work in the manner directed by the Company and agree that all such records and copies, samples and experimental materials will be the exclusive property of the Company. You agree that at the request of and without charge to the Company, but at the Company’s expense, you will execute a written assignment of the idea, discovery, invention, improvement, software, writing or other material or design to the Company and will assign to the Company any application for letters patent or for trademark registration made thereon, and to any common-law or statutory copyright therein; and that you will do whatever may be necessary or desirable to enable the Company to secure any patent, trademark, copyright, or other property right therein in the United States and in any foreign country, and any division, renewal, continuation, or continuation in part thereof, or for any reissue of any patent issued thereon. In the event the Company is unable, after reasonable effort, and in any event after ten (10) business days, to secure your signature on a written assignment to the Company of any application for letters patent or to any common-law or statutory copyright or other property right therein, whether because of your physical or mental incapacity or for any other reason whatsoever, you irrevocably designate and appoint the Corporate Secretary of the Company as your attorney-in-fact to act on your behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, copyright or trademark.

(c)
You acknowledge that, to the extent permitted by law, all work papers, reports, documentation, drawings, photographs, negatives, tapes and masters therefor, prototypes and other materials (hereinafter, “items”), including, without limitation, any and all such items generated and maintained on any form of electronic media, generated by you during your employment with the Company shall be considered a “work made for hire” and that ownership of any and all copyrights in any and all such items shall belong to the Company.

9.
Governing Law. This Participation Notice shall be governed by, and construed in accordance with, the internal, substantive laws of the State of California.

Please return to the Company a copy of this Participation Notice signed by you. Please retain a copy of this Participation Notice, along with the Plan document, for your records.

KAISER ALUMINUM CORPORATION

Name:

Date:

Acknowledged and agreed by the Participant:

Name:

Date: